The Chile Fund, Inc.
--------------------
ANNUAL REPORT
DECEMBER 31, 1997

[ART]

 CONTENTS

Letter to Shareholders........................................................................          1

Portfolio Summary.............................................................................          5

Schedule of Investments.......................................................................          6

Statement of Assets and Liabilities...........................................................          9

Statement of Operations.......................................................................         10

Statement of Changes in Net Assets............................................................         11

Financial Highlights..........................................................................         12

Notes to Financial Statements.................................................................         13

Report of Independent Accountants.............................................................         18

Results of Annual Meeting of Shareholders.....................................................         19

Tax Information...............................................................................         20

Description of Dividend Reinvestment and Cash Purchase Plan...................................         21

PICTURED ON THE COVER IS A SCENIC VIEW OF THE ANDES MOUNTAINS LOCATED IN CHILE.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                February 9, 1998

DEAR SHAREHOLDER:

I am writing to report on the activities of The Chile Fund, Inc. (the "Fund") for the year ended December 31, 1997.

At December 31, 1997, the Fund's net assets were $303.9 million. The Fund's net asset value ("NAV") was $21.61 per share (net of distributions paid of $3.40 per share), as compared to $22.59 at December 31, 1996.

PERFORMANCE

For the year ended December 31, 1997, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 16.1%. By comparison, Morgan Stanley Capital International's Chile Index ("MSCI") returned 5.5% during the same period.

The Fund's outperformance of the MSCI benchmark is primarily attributable to a combination of judicious weighting of industry sectors and effective stock selection. Relative to the benchmark, for example, I overweighted the portfolio in electric utilities, which rallied sharply early in the year. Good returns also were recorded in consumer-oriented sectors, particularly merchandising and beverages. In merchandising, the top-performing stocks were the Distribucion y Servicio D&S S.A. ("D&S") and Sociedad Anonima Comercial e Industrial Falabella ("Falabella") store chains, while the bottlers Embotelladora Andina S.A. ("Andina") and Embotelladora Arica generated the best returns among the portfolio's beverage holdings. [Note: D&S and Andina are the two companies that I have chosen to highlight later in this report.]

INVESTMENT PERSPECTIVE

Developments in Asia and the domestic economy have been the predominant influences on the Chilean equity market since our last report. More specifically, economic conditions in Asia are deteriorating just as consumer activity at home has increased. This combination bodes negatively for Chile's current account and, as a result, the nation's inflation outlook.

Asia's problems are particularly significant for Chile both because Asia consumes approximately one-third of total Chilean exports, and it is one of Chile's main competitors in the production of copper, pulp and other raw materials. Asia also affects Chile indirectly in that its problems have contributed to sluggishness in economies elsewhere in Latin America, which is Chile's other primary regional trading partner.

Another cause for concern lies in the price of copper, of which Chile is the world's largest producer. Coincident expectations of falling Asian demand and rising global oversupply have caused copper's market price to plummet in recent weeks to lows not reached since 1994. Because copper accounts for a disproportionate 42% share of the nation's total exports and is the primary source of revenues to finance the Chilean national budget, moreover, such a drop in price has major implications for the Chilean economy.

On the domestic side, the economy has surged ahead of expectations on the basis of four interest-rate cuts in 1997. I expect Gross Domestic Product for the year to grow 6-6.5%, considerably higher than the government's target rate of 5.5-6%. Along with volatile food prices and a tightening job market, this helped to push annualized 1997 inflation to 6%, above the 5.5% target.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

The government's response to the situation thus far in 1998 has been swift. In only a few weeks, the central bank has raised overnight interest rates sharply and moved forcefully to defend the weakening peso against the dollar. Further rate hikes and cuts in fiscal spending may also prove necessary as the year progresses.

FEATURED STOCKS

To better illustrate my investment approach and highlight individual stocks in the portfolio, I'd like to take this opportunity to discuss two of the Fund's current holdings.

DISTRIBUCION Y SERVICIO D&S S.A.

Distribucion y Servicio D&S S.A. is Chile's largest food retailer, with a market share of around 20%. In December 1996, the controlling Ibanez family took the company public by selling 7.5% of D&S's equity on the Santiago Stock Exchange. This was followed in October 1997 by the sale of an additional 16.8% in an offering of American Depositary Shares. I regard D&S as one of the best companies of its kind in all of Latin America as well as a core holding in any comprehensive Chilean or Latin equity portfolio.

Perhaps the key to D&S's success is its strategy of segmenting its customer base in terms of purchasing power and targeting it accordingly with a multi-format approach. In all, the company operates four store formats. These include the Lider hypermarkets (30% of 1996 revenues), considered the crown jewel of the D&S empire; Super Ekono stores (16.2%), which are value-oriented supermarkets offering a variety of merchandise at low prices; the Hiper Ekono discount chain (23%), an extension of the Super Ekono brand name; and Almac (14%), traditional supermarkets with high-quality goods.

My optimism about D&S is further underscored by several factors:

MANAGEMENT--Under the leadership of the Ibanezes, D&S has succeeded in combining the strategic vision and significant resources of a large company with the flexibility of a small business. Corporate culture emphasizes retail excellence as well as training, motivating and promoting employees from within. Not only does this place D&S well above its competition in terms of service and employee productivity, but it also helps to build a nucleus of company management for the future.

REAL ESTATE--D&S views real estate as a strategic weapon and wields it as a competitive advantage. Because it owns 90% of its current store sites outright, it acts as its own landlord and thus pays little rent and other tenant-related expenses. It buys future sites prospectively and currently owns nearly all the sites it plans to develop over the next three years. This practice also enables it both to manage its costs with greater certainty and lock out potential competitors.

EFFICIENCY--Cost-cutting is a priority for D&S. To this end, it has invested considerable capital in technology and distribution. I expect that this will result in much higher levels of efficiency and, hence, lower expense margins. In addition, the recent equity offering served to enhance financial efficiency by reducing D&S's debt level to 25% of equity from a staggering 128%.

EXPANSION--Most of D&S's stores are located in and around Santiago, which is the nation's most heavily concentrated territory in terms of population, Gross Domestic Product and supermarket sales. Management recognizes that ultimate growth lies elsewhere and has already opened several stores in Argentina, where demographics are more favorable. Further expansion is planned for Argentina as well as other parts of Chile in which there is much less competition.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

PROFITABILITY--Fueled by expansion, rising operational leverage and cost savings from upgraded technology and logistics, D&S's profitability should experience solid gains. I see revenues, earnings and cash flow all greatly increasing over the next few years.

EMBOTELLADORA ANDINA S.A.

Embotelladora Andina S.A. is the largest soft-drink bottler in Chile and one of the largest soft-drink producers in Brazil and Argentina. Its product line is dominated by Coca-Cola Co. ("Coke"), whose soft drinks account for about 85% of total sales. Coke currently owns 11.4% of the company's equity.

The Chilean market is Andina's biggest and, by far, most profitable. In 1997, Chile accounted for an estimated 44% of sales and 71% of operating profits. Andina's disproportionate success in Chile is due both to the nation's unusually high per-capita consumption of soft drinks and the relative absence of competition. Since 1994, there has been only one other Chilean soft-drink bottler (which has experienced significant setbacks) and Chile is the only Latin American soft drink market without a third (I.E., after Coke and Pepsico, Inc.) brand or any private label products.

As I noted earlier in the report, Andina was one of the Fund's best stocks in 1997. More generally, its shares have outperformed the benchmark MSCI in each of the last three years. Given such success, it is reasonable to wonder whether the stock continues to offer further upside.

I believe it does. My thesis in this regard is quite simple. The Coca-Cola bottling business in Latin America, which is surprisingly large, is in the early stages of what promises to be a major process of consolidation. In addition to their own fundamentals, companies in consolidating businesses often are appealing as acquisition candidates or survivors. I see Andina as extremely well-positioned not only to survive consolidation, but to thrive.

Andina's prospects as a survivor are bright as a result both of the structural profiles of its major markets and its own competitive strategy. I have already mentioned the benefits of the Chilean market to Andina. The Argentine franchises possess great potential in that, among Andina's service territories, their per-capita income is highest and per-capita consumption is lowest, suggesting significant scope for growth. Soft-drink prices in Argentina also are the highest in Latin America, which augurs well for Andina's profitability there as it focuses on reducing costs. In Brazil, there simply are far too many Coke bottlers, and harsh conditions in the Brazilian economy will likely prompt a number of them to sell. Sellers' asking prices could decline should the economy remain weak.

As for Andina's strategy, its intention is to broaden geographic reach while strengthening existing markets. To do so, it is investing heavily in technology as part of an overall plan to build mass, raise productivity and lower costs. Its strong cash position, furthermore, will enable it to be an aggressive acquirer.

I am confident that the realization of my high expectations for Andina will be reflected in the long-term appreciation of its shares.

OUTLOOK

Investors have reacted to Chile's weakening economic environment by pushing down share prices and reducing general expectations of corporate earnings growth. Clearly, caution is the most appropriate stance for the Fund in the near term.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Looking further ahead, I am more positive for the future. Based on recent meetings with several Chilean companies, I think sentiment may be overly pessimistic. I also consider the extent of the market's correction as being somewhat too severe, which may create new opportunities for the Fund. It is a clear advantage for a closed-end fund to be able to invest selectively in good-quality, less-liquid names at such times of market weakness, and I fully intend to do so.

It is important for investors to not allow today's less favorable conditions to obscure the solid fundamentals that should drive Chilean stock prices higher over the next few years. Most prominent in this regard are the fact that Chile long ago endured the harsh fiscal austerity now being experienced by other developing nations, and the government's mature and highly proactive approach to today's problems. Commodity prices will stabilize and recover in due course, furthermore, and the quality of companies in Chile remains among the highest in Latin America.

Hence my belief that it is unfair for investors to abruptly write Chile off. The current weakness in stock prices, then, represents an attractive buying opportunity for those with a longer-term investment horizon.

I appreciate your interest in the Fund, and would be pleased to respond to your questions or comments.

Respectfully,

            [SIGNATURE]

Richard W. Watt
President and Chief Investment Officer*

I wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 21 and 22 of this report.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of the Fund. He also is Director, President and Chief Investment Officer of The Brazilian Equity Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   4

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AS A PERCENT OF NET ASSETS

                                       December-31-1997    December-31-1996
Banking                                           1.38%               1.98%
Consumer Durables                                 2.19%               1.04%
Consumer Goods                                    1.45%               1.45%
Electric Distribution                            14.96%              16.38%
Electric Generation                              15.98%              22.00%
Engineering & Construction                        2.00%               3.20%
Fertilizer                                        2.66%               3.06%
Financial Services                                1.64%               3.07%
Food & Beverages                                 19.00%              12.42%
Forestry                                          9.58%              10.85%
Mining                                            2.39%               2.80%
Pharmaceuticals                                   3.09%               0.83%
Real Estate Investment & Management               1.79%               0.23%
Retail                                            3.38%               1.05%
Telecommunications                               15.05%              15.95%
Other                                             8.53%               7.02%
Cash & Cash Equivalents                          -3.62%              -1.88%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                                              Sector                Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Compania de Telecomunicaciones de Chile S.A.                                   Telecommunications            15.0
--------------------------------------------------------------------------------------------------------------------------------
       2.  Empresa Nacional de Electricidad S.A.                                         Electric Generation             9.1
--------------------------------------------------------------------------------------------------------------------------------
       3.  Chilectra S.A.                                                               Electric Distribution            9.1
--------------------------------------------------------------------------------------------------------------------------------
       4.  Compania de Petroleos de Chile S.A.                                                 Forestry                  6.1
--------------------------------------------------------------------------------------------------------------------------------
       5.  Enersis S.A.                                                                  Electric Generation             5.6
--------------------------------------------------------------------------------------------------------------------------------
       6.  Compania Cervecerias Unidas S.A.                                                Food & Beverages              5.4
--------------------------------------------------------------------------------------------------------------------------------
       7.  Embotelladora Andina S.A.                                                       Food & Beverages              3.6
--------------------------------------------------------------------------------------------------------------------------------
       8.  Empresas Emel S.A.                                                           Electric Distribution            3.4
--------------------------------------------------------------------------------------------------------------------------------
       9.  Distribucion y Servicio D&S S.A.                                                Food & Beverages              3.4
--------------------------------------------------------------------------------------------------------------------------------
      10.  Sociedad Anonima Comercial e Industrial Falabella                                    Retail                   3.3
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                 No. of          Value
Description                                                      Shares        (Note A)
------------------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-103.62%
 AIRLINES-1.42%
Linea Aerea Nacional de Chile S.A.+.........................      1,612,023  $   4,301,179
                                                                             -------------
 BANKING-1.38%
Banco de Credito e Inversiones..............................        387,628      2,607,760
Banco Santander Chile.......................................     25,706,975      1,582,870
                                                                             -------------
                                                                                 4,190,630
                                                                             -------------
 BASIC METALS-0.69%
Ceramicas Cordillera S.A....................................        316,132      2,090,725
                                                                             -------------
 CONSUMER DURABLES-2.19%
Companias Cic S.A.+.........................................        640,846         53,781
Empresas Almacenes Paris....................................      5,957,093      6,602,388
                                                                             -------------
                                                                                 6,656,169
                                                                             -------------
 CONSUMER GOODS-1.45%
Compania Tecno Industrial S.A...............................    203,162,821      4,401,475
                                                                             -------------
 ELECTRIC DISTRIBUTION-14.96%
Chilectra S.A...............................................      3,885,531     24,810,688
Chilectra S.A. ADS++........................................        108,600      2,822,514
Compania General de Electricidad S.A........................      1,625,652      5,412,661
Empresas Emel S.A...........................................        536,777     10,405,027
Sociedad Austral de Electricidad S.A........................         84,081      2,013,342
                                                                             -------------
                                                                                45,464,232
                                                                             -------------
 ELECTRIC GENERATION-15.98%
Chilgener S.A...............................................      2,715,383        959,828
Chilquinta Energia S.A......................................        108,303      1,431,032
Empresa Electrica Pilmaiquen S.A............................      1,753,284      1,259,486
Empresa Nacional de Electricidad S.A........................     48,296,515     27,755,352
Enersis S.A.................................................     30,988,158     17,172,457
                                                                             -------------
                                                                                48,578,155
                                                                             -------------
 ENGINEERING & CONSTRUCTION-2.00%
Besalco S.A.................................................        697,580      2,783,957

                                                                 No. of          Value
Description                                                      Shares        (Note A)
------------------------------------------------------------------------------------------
 ENGINEERING & CONSTRUCTION (CONTINUED)
Cemento Polpaico S.A........................................         49,987  $     729,571
Maderas y Sinteticos Sociedad Anonima.......................      8,191,738      2,578,016
                                                                             -------------
                                                                                 6,091,544
                                                                             -------------
 FERTILIZER-2.66%
Sociedad Quimica y Minera de Chile S.A., Class A............      1,446,507      5,640,883
Sociedad Quimica y Minera de Chile S.A., Class B............        570,322      2,445,166
                                                                             -------------
                                                                                 8,086,049
                                                                             -------------
 FINANCIAL SERVICES-1.64%
Invercap S.A................................................      5,692,087      4,997,613
                                                                             -------------
 FISHERY-0.54%
Pesquera Itata S.A..........................................      8,503,824      1,357,509
Sociedad Pesquera Coloso S.A................................        444,739        289,055
                                                                             -------------
                                                                                 1,646,564
                                                                             -------------
 FOOD & BEVERAGES-19.00%
Compania Cervecerias Unidas S.A.............................      2,238,304     12,761,140
Compania Cervecerias Unidas S.A. ADR........................        122,000      3,583,750
Distribucion y Servicio D&S S.A.............................      8,570,677     10,359,085
Embotelladora Andina S.A., Series A.........................      1,681,773      5,618,694
Embotelladora Andina S.A., Series B.........................      1,681,773      5,369,401
Embotelladora Arica*........................................      6,900,813      6,274,820
Embotelladora Polar S.A.....................................      6,355,280      6,087,155
Empresas Iansa S.A..........................................     15,224,759      2,083,205
Supermercados Unimarc S.A...................................     11,695,381      2,933,847
Vina Concha y Toro S.A......................................      5,750,000      2,688,141
                                                                             -------------
                                                                                57,759,238
                                                                             -------------
 FORESTRY-9.58%
Compania Chilena de Fosforos S.A............................        490,183      1,341,436

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                 No. of          Value
Description                                                      Shares        (Note A)
------------------------------------------------------------------------------------------
 FORESTRY (CONTINUED)
Compania de Petroleos de Chile S.A..........................      5,473,975  $  18,600,280
Compania Manufacturera de Papeles y Cartones S.A............      1,047,197      8,836,098
Industrias Forestales S.A...................................      3,039,602        346,591
                                                                             -------------
                                                                                29,124,405
                                                                             -------------
 HEALTH CARE-1.23%
Banmedica S.A...............................................     10,103,312      3,744,101
                                                                             -------------
 INFRASTRUCTURE-1.32%
Infra Structura 2000*+......................................     17,940,519      4,003,301
                                                                             -------------
 INSURANCE-0.25%
Compania de Seguros La Prevision Vida S.A.+.................        818,209        761,298
                                                                             -------------
 MINING-2.39%
Antofagasta Holdings plc....................................      1,338,500      7,254,342
                                                                             -------------
 PHARMACEUTICALS-3.09%
Laboratorio Chile S.A.......................................      8,661,713      9,402,452
                                                                             -------------
 REAL ESTATE INVESTMENT & MANAGEMENT-1.79%
Parque Arauca S.A.+.........................................     10,000,000      5,427,594
                                                                             -------------
 RETAIL-3.38%
Santa Isabel S.A............................................        242,926        273,119
Sociedad Anonima Comercial e Industrial Falabella...........      9,145,456     10,010,989
                                                                             -------------
                                                                                10,284,108
                                                                             -------------
 SHIPPING-0.45%
Puerto Ventanas S.A.........................................      1,111,992      1,356,706
                                                                             -------------
 STEEL-1.10%
Compania de Aceros del Pacifico S.A.........................      1,594,008      3,326,151
                                                                             -------------
 TELECOMMUNICATIONS-15.05%
Compania de Telecomunicaciones de Chile S.A. ADR............         52,700      1,574,413
Compania de Telecomunicaciones de Chile S.A., Class A.......      6,096,737     44,074,473
                                                                 No. of          Value
Description                                                      Shares        (Note A)
------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
Empresa Nacional de Telecomunicaciones S.A..................         21,294  $      87,410
                                                                             -------------
                                                                                45,736,296
                                                                             -------------
 TEXTILES-0.08%
Zalaquett S.A.*.............................................      1,496,767        256,003
                                                                             -------------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $151,145,685)...............
                                                                               314,940,330
                                                                             -------------
 SHORT-TERM INVESTMENTS-6.92%
 CHILEAN MUTUAL FUNDS-2.85%
Bice Manager Investment Fund................................        321,360        821,927
Fondo Mutuo Bancredito Redimiento...........................         25,120      1,036,635
Fondo Mutuo Corp Selecto....................................        496,649      1,236,252
Fondo Mutuo Operacional BanChile............................        229,627      2,702,520
Fondo Mutuo Santander.......................................        158,049        695,924
Fondo Mutuo Security Check..................................        489,512      2,155,769
                                                                             -------------
TOTAL CHILEAN MUTUAL FUNDS (Cost $8,736,132)...............................
                                                                                 8,649,027
                                                                             -------------
 CHILEAN REPURCHASE AGREEMENTS-4.07%
                                                                Par (000)
                                                              -------------
Citibank, N.A., (Agreement dated 12/29/97, to be repurchased
 at $11,678,269), 6.90%, 01/05/98 (Note F)..................  CLP  5,120,921    11,669,250
Citibank, N.A., (Agreement dated 12/30/97, to be repurchased
 at $714,796), 7.20%, 01/06/98 (Note F).....................        313,438        713,940
                                                                             -------------
TOTAL CHILEAN REPURCHASE AGREEMENTS (Cost $12,347,835).....................
                                                                                12,383,190
                                                                             -------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                 Value
Description                                                                    (Note A)
------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $21,083,967)............................
                                                                             $  21,032,217
                                                                             -------------

TOTAL INVESTMENTS-110.54%
 (Cost $172,229,652) (Notes A,D)...........................................    335,972,547
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-(10.54)%....................
                                                                               (32,028,840)
                                                                             -------------
NET ASSETS-100.00%.........................................................  $ 303,943,707
                                                                             -------------
                                                                             -------------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
ADR        American Depositary Receipts.
ADS        American Depositary Shares.
CLP        Chilean Pesos.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1997
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $172,229,652) (Note A).................     $335,972,547
Cash (including $2,601 of foreign
 currency with a cost of $2,601) (Note
 A).....................................       17,809,513
Receivables:
  Investments sold......................        2,731,753
  Dividends.............................           52,553
Prepaid expenses........................           26,866
                                             ------------
Total Assets............................      356,593,232
                                             ------------

 LIABILITIES
Payables:
  Dividend (Note A).....................       44,170,235
  Investment advisory fees (Note B).....        1,059,613
  Investments purchased.................           53,705
  Administration fees (Note B)..........           27,337
  Other accrued expenses................          292,263
  Chilean repatriation taxes (Note A)...        7,046,372
                                             ------------
Total Liabilities.......................       52,649,525
                                             ------------
NET ASSETS (applicable to 14,066,953
 shares of common stock outstanding)
 (Note C)...............................     $303,943,707
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($303,943,707
  DIVIDED BY 14,066,953)................           $21.61
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 14,066,953 shares issued and
 outstanding (100,000,000 shares
 authorized)............................     $     14,067
Paid-in capital.........................      115,810,878
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................       24,370,052
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................      163,748,710
                                             ------------
Net assets applicable to shares
 outstanding............................     $303,943,707
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 14,113,685
  Interest..............................          310,638
  Less: Foreign taxes withheld..........         (110,882)
                                             ------------
  Total Investment Income...............       14,313,441
                                             ------------
Expenses:
  Investment advisory fees (Note B).....        4,327,593
  Custodian fees........................          618,562
  Administration fees (Note B)..........          285,849
  Accounting fees.......................          162,681
  Printing..............................          128,155
  Audit and legal fees..................          100,513
  Transfer agent fees...................           39,573
  Directors' fees.......................           34,917
  Insurance.............................           26,066
  NYSE listing fees.....................           24,330
  Other.................................           28,096
  Chilean repatriation taxes (Note A)...        7,078,170
                                             ------------
  Total Expenses........................       12,854,505
                                             ------------
  Net Investment Income.................        1,458,936
                                             ------------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................       71,005,479
  Foreign currency related
   transactions.........................         (505,732)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      (37,891,722)
                                             ------------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................       32,608,025
                                             ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $ 34,066,961
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Years Ended December
                                                          31,
                                             -----------------------------
                                                 1997             1996
                                             -----------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................     $  1,458,936     $  6,543,136
  Net realized gain on investments and
   foreign currency related
   transactions.........................       70,499,747        7,273,515
  Net change in unrealized appreciation
   in value of investments
   and translation of other assets and
   liabilities denominated
   in foreign currencies................      (37,891,722)     (55,537,675)
                                             ------------     ------------
    Net increase/(decrease) in net
     assets resulting from operations...       34,066,961      (41,721,024)
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................               --       (6,546,741)
  In excess of net investment income....               --       (2,224,031)
  Net realized gain on investments and
   foreign currency related
   transactions.........................      (47,825,955)      (3,720,788)
                                             ------------     ------------
    Total dividends and distributions to
     shareholders.......................      (47,825,955)     (12,491,560)
                                             ------------     ------------
Capital share transactions (Note C):
  Proceeds from 30,907 shares and 39,128
   shares, respectively, issued in
   reinvestment of dividends............          690,893          948,897
                                             ------------     ------------
    Total decrease in net assets........      (13,068,101)     (53,263,687)
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................      317,011,808      370,275,495
                                             ------------     ------------
End of year.............................     $303,943,707     $317,011,808
                                             ------------     ------------
                                             ------------     ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS@
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                         For the
                                                                                                                          Period
                                                                                                                        September
                                                           For the Years Ended                                          27, 1989*
                                                               December 31,                                              through
                       --------------------------------------------------------------------------------------------    December 31,
                          1997           1996        1995       1994+      1993      1992         1991        1990         1989
                       ------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value,
 beginning of
 period...............      $22.59       $26.45      $26.26      $20.13    $15.55    $14.84        $8.72      $7.40        $6.88**
                       -----------     --------    --------    --------  --------  --------     --------     ------    ------------
Net investment
 income...............        0.10         0.47        0.65        0.42      0.35      0.39         0.49       0.78         0.02
Net realized and
 unrealized gains/
 (losses) on
 investments and
 foreign currency
 related
 transactions.........        2.32        (3.44)       0.41++      6.24      5.96      1.93         7.21       1.17         0.67
                       -----------     --------    --------    --------  --------  --------     --------     ------    ------------
Net
 increase/(decrease)
 in net assets from
 operations...........        2.42        (2.97)       1.06        6.66      6.31      2.32         7.70       1.95         0.69
                       -----------     --------    --------    --------  --------  --------     --------     ------    ------------
Dividends and
 distributions to
 shareholders:
  Net investment
   income.............          --        (0.47)      (0.65)      (0.47)    (0.31)    (0.39)       (0.49)     (0.63)       (0.03)
  Net realized gain on
   investments and
   foreign currency
   related
   transactions.......       (3.40)       (0.26)      (0.22)      (0.06)    (0.26)    (1.22)       (1.09)        --           --
  In excess of net
   investment
   income.............          --        (0.16)         --          --        --        --           --         --        (0.14)
  In excess of net
   realized gain on
   investments and
   foreign currency
   related
   transactions.......          --           --          --          --     (0.16)       --           --         --           --
                       -----------     --------    --------    --------  --------  --------     --------     ------    ------------
Total dividends and
 distributions to
 shareholders.........       (3.40)       (0.89)      (0.87)      (0.53)    (0.73)    (1.61)       (1.58)     (0.63)       (0.17)
                       -----------     --------    --------    --------  --------  --------     --------     ------    ------------
Dilution due to
 capital share rights
 offering.............          --           --          --          --     (1.00)       --           --         --           --
                       -----------     --------    --------    --------  --------  --------     --------     ------    ------------
Net asset value, end
 of period............      $21.61       $22.59      $26.45      $26.26    $20.13    $15.55       $14.84      $8.72        $7.40
                       -----------     --------    --------    --------  --------  --------     --------     ------    ------------
                       -----------     --------    --------    --------  --------  --------     --------     ------    ------------
Market value, end of
 period ..............     $17.813      $20.875     $26.000     $23.063   $22.250   $16.563      $11.938     $7.750       $7.813
                       -----------     --------    --------    --------  --------  --------     --------     ------    ------------
                       -----------     --------    --------    --------  --------  --------     --------     ------    ------------
Total investment
 return(a)............        3.56%      (16.43)%     16.66%       6.05%    38.82%    53.80%       71.05%      7.07%       14.17%
                       -----------     --------    --------    --------  --------  --------     --------     ------    ------------
                       -----------     --------    --------    --------  --------  --------     --------     ------    ------------

 RATIOS/SUPPLEMENTAL
 DATA
Net assets, end of
 period (000
 omitted).............    $303,944     $317,012    $370,275    $367,047  $281,031  $168,580     $160,360     $93,744     $79,494
Ratio of expenses to
 average net assets...        3.34%(c)     1.96%(c)     1.46%      1.39%     1.72%     2.15%(c)     2.13%(c)   2.04%        1.98%(b)
Ratio of net
 investment income to
 average net assets...        0.38%        1.79%       2.39%       1.74%     2.47%     2.17%        3.41%      9.56%        1.44%(b)
Portfolio turnover
 rate.................       35.59%        4.82%       2.38%       0.86%    11.29%     6.29%       19.32%     12.63%        2.38%
Average commission
 rate per share(d)....     $0.0012      $0.0027          --          --        --        --           --         --           --

---------------------------------------------------------------------------
@ Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
*    Commencement of investment operations.
** Initial public offering price of $7.50 per share less underwriting discount of $0.52 per share and offering expenses of $0.10 per share.
+    Based on average shares outstanding.
++ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1995.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios include effect of repatriation taxes. The ratio of expenses to average net assets would have been 1.50% for the year ended December 31, 1997; 1.48% for the year ended December 31, 1996; 1.71% for the year ended December 31, 1992; and 1.75% for the year ended December 31, 1991, respectively, excluding repatriation taxes.
(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the respective periods for which commissions were charged, as required by the SEC for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1997, the Fund held 3.38% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $7,013,923 and fair value of $10,278,121. The net asset value per share of the Fund is currently calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1997, the interest rate was 5.00%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses incurred after October 31, 1997, within the Fund's current fiscal year, are deemed to arise on the first day of the following fiscal year. For the year ended December 31, 1997, the Fund incurred and elected to defer $473,169 of post October currency losses.

The Fund will be subject to and accrues a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile in excess of original invested capital. The Fund does not accrue repatriation tax with respect to all unrealized gains on Chilean securities, as the Fund does not intend to realize and remit such unrealized gains in the foreseeable future. If all unrealized gains on Chilean securities had been realized and repatriated at December 31, 1997, the Fund would have to pay a repatriation tax of approximately $20,082,000 or $1.43 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in the value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 10, 1997, a distribution in the aggregate amount of $44,170,235, equal to $3.14 per share was declared from net realized long-term capital gains. The distribution is payable on January 16, 1998 to shareholders of record as of December 31, 1997.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1997 the Fund reclassified $765,095 of distribution in excess of net investment income to

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
accumulated net realized gain on investments and foreign currency related transactions.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Stock Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 20% of its assets in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited (see Note F).
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets, and 1.10% of amounts over $100 million. For the year ended December 31, 1997, BEA earned $4,327,593 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997, BEA was reimbursed $20,000 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's Chilean sub-adviser. In return for its services, Celfin is paid a fee, out of the advisory fee payable to BEA, computed weekly and paid quarterly at an annual rate of 0.15% of the first $50 million of the Fund's average weekly net assets, 0.10% of the next $50 million of the Fund's average weekly net assets and 0.05% of amounts over $100 million. For the year ended December 31, 1997, these sub-advisory fees amounted to $267,595.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million of the Fund's average weekly net assets and 0.04% of amounts in excess of $150 million. For the year ended December 31, 1997, BSFM earned $204,076 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE"), an affiliate of BEA, serves as the Fund's Chilean administrator. For its services, AFICE is paid a fee, out of the advisory fee payable to BEA, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the value of the Fund's average weekly net assets and an annual reimbursement of out-of-pocket expenses. In addition, AFICE receives a supplemental administration fee and an accounting fee. Such fees are paid by AFICE to Celfin for certain administrative services. For the year ended December 31, 1997, the administration fees, supplemental administration fees and accounting fees amounted to $208,097, $61,829 and $6,781, respectively.
 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 14,066,953 shares outstanding at December 31, 1997, BEA owned 14,615 shares.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1997 was $173,199,303. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $162,773,244, was composed of gross appreciation of $168,466,914 for those investments having an excess of value over cost and gross depreciation of $5,693,670 for those investments having an excess of cost over value.

For the year ended December 31, 1997, purchases and sales of securities, other than short-term investments, were $133,116,045 and $170,925,449, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The maximum amount outstanding under the credit agreement for the Fund was
$4,600,000 with an average balance of $37,808 and an interest rate of 8.25% during the year ended December 31, 1997. The Fund had no amounts outstanding under the credit agreement at December 31, 1997.

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

 NOTE F. COLLATERAL FOR REPURCHASE AGREEMENTS
Listed below is the collateral associated with the repurchase agreement with Citibank, N.A., 6.90%, 01/05/98 outstanding at December 31, 1997:

                                             INTEREST  MATURITY               MARKET     ACCRUED
SECURITY                             SERIES    RATE      DATE     CLP PAR      VALUE     INTEREST TOTAL VALUE
-----------------------------------  ------  --------  --------  ---------  -----------  -------  ------------
Pagares Descontables Banco Central
 de Chile..........................     --      7.81%  01/14/98  3,700,000  $     8,409  $  307   $     8,716
Pagares Reajustable Banco Central
 de Chile..........................     1C      6.95   02/01/00      5,000       52,299      --        52,299
Pagares Reajustable Banco Central
 de Chile..........................     1D      7.00   05/01/99    110,000      713,858       3       713,861
Pagares Reajustable Banco Central
 de Chile..........................     1D      6.91   05/01/07    120,000    3,701,603       3     3,701,606
Pagares Reajustable Banco Central
 de Chile..........................     4D      6.91   04/01/05     80,000    2,459,804       3     2,459,807
Pagares Reajustable Banco Central
 de Chile..........................     5D      6.91   05/01/09     60,000    1,864,905       2     1,864,907
Pagares Reajustable Banco Central
 de Chile..........................     6B      6.91   03/01/09    100,000    2,851,389       5     2,851,394
                                                                            -----------  -------  ------------
                                                                            $11,652,267  $  323   $11,652,590
                                                                            -----------  -------  ------------
                                                                            -----------  -------  ------------

Listed below is the collateral associated with the repurchase agreement with Citibank, N.A., 7.20%, 01/06/98 outstanding at December 31, 1997:

                                                  INTEREST  MATURITY              MARKET   ACCRUED
SECURITY                                  SERIES    RATE      DATE     CLP PAR    VALUE    INTEREST TOTAL VALUE
----------------------------------------  ------  --------  --------  ---------  --------  -------  ------------
Pagares Descontables Banco Central de
 Chile..................................      E      6.05%  01/05/04     20,000  $645,818  $   1    $   645,819
Pagares Reajustable Banco Central de
 Chile..................................     1A      6.95   02/01/00      6,500   67,995    --           67,995
                                                                                              --
                                                                                 --------           ------------
                                                                                 $713,813  $   1    $   713,814
                                                                                              --
                                                                                              --
                                                                                 --------           ------------
                                                                                 --------           ------------

--------------------------------------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Chile Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Chile Fund, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian, brokers and issuers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chile Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 18, 1998

--------------------------------------------------------------------------------
   18

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
On April 22, 1997, the annual meeting of shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                   FOR     WITHHELD   NON-VOTES
------------------------------  ---------  ---------  ---------
Dr. Enrique R. Arzac            9,448,082    143,314  4,469,062
William W. Priest, Jr.          9,418,601    172,795  4,469,062
Richard W. Watt                 9,421,657    169,739  4,469,062

In addition to the directors re-elected at the meeting, James J. Cattano and George W. Landau continue to serve as directors of the Fund. At the August 12, 1997, regular meeting of the Board of Directors, it was resolved that the number of directors on the Board of the Fund, be increased to six and that Mr. Jorge E. Desormeaux be elected as a director of the Fund to serve until the next annual meeting of shareholders.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1997.

             FOR          AGAINST        ABSTAIN       NON-VOTES
          ---------      ---------      ---------      ---------
          9,460,145         54,169         77,082      4,469,062

(3) To approve an amendment to the Fund's investment restrictions to permit the Fund to issue "senior securities" to the extent permitted by the Investment Company Act of 1940, as amended.

             FOR          AGAINST        ABSTAIN       NON-VOTES
          ---------      ---------      ---------      ---------
          4,228,510        663,961        311,189      8,856,798

   The Fund did not receive the required votes to approve the above proposal.

(4) To approve an amendment to the Fund's Articles of Incorporation relating to the size of the Board of Directors and the removal of Directors.

             FOR          AGAINST        ABSTAIN       NON-VOTES
          ---------      ---------      ---------      ---------
          8,701,281        581,664        308,451      4,469,062

--------------------------------------------------------------------------------

 TAX INFORMATION (UNAUDITED)
The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 1997) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. The $3.40 per share distribution paid in respect of such year was derived entirely from net realized long-term capital gains. Of the $3.40 per share distribution paid from net realized long-term capital gains, $1.30 per share was derived from 28 Percent Rate Gains and $2.10 per share was derived from 20 Percent Rate Gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended.
Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1997.

Notification for calendar year 1997 was mailed in January 1998. The notification reflected the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
   20

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Chile Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48

--------------------------------------------------------------------------------
hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends and capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends and capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase on the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
   22

 SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1997, BEA managed approximately $34.2 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Chile" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "ChileFd". The Fund's New York Stock Exchange trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                       BEA ADVISOR FUNDS
SINGLE COUNTRY                                         OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                  BEA Emerging Markets Equity Fund
The First Israel Fund, Inc. (ISL)                      BEA Global Telecommunications
The Indonesia Fund, Inc. (IF)                          Fund
The Portugal Fund, Inc. (PGF)                          BEA High Yield Fund
                                                       BEA International Equity Fund
MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc.
(ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

                                                       For shareholder information or a
FIXED INCOME                                           copy of a prospectus for any of
BEA Income Fund, Inc. (FBF)                            the open- end mutual funds,
BEA Strategic Global Income Fund, Inc. (FBI)           please call, 1-800-401-2230.
For closed-end fund information                        Visit our website on the
please call, 1-800-293-1232.                           Internet:
                                                       http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director
Emily Alejos                    Investment Officer

Dr. Enrique R. Arzac            Director

Jorge E. Desormeaux             Director

James J. Cattano                Director
George W. Landau                Director

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President
Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned
in this report.                                                           [LOGO]

--------------------------------------------------------------------------------
                                                                      3911-AR-97